                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent  public  accountants,  we hereby consent to the  incorporation by reference  in this  registration  statement  of our report  dated March 29, 2000 included in NYFIX,  Inc. and subsidiary's  Form 10-K for the year ended December
31,  2000  and to all  references  to our  Firm  included  in this  registration statement.

/s/ Arthur Andersen LLP
Stamford, Connecticut
January 23, 2002